Exhibit 4.13

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON MARCH 15, 2011 (the “EXPIRATION DATE”).

CATCHER HOLDINGS, INC.

WARRANT TO PURCHASE (1) 202,560 SHARES OF

COMMON STOCK, PAR VALUE $0.001 PER SHARE,

AND (2) A WARRANT TO PURCHASE 101,280 SHARES

OF COMMON STOCK

For VALUE RECEIVED, Emerging Growth Equities, Ltd., a Pennsylvania limited partnership (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Catcher Holdings, Inc., a Delaware corporation (the “Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per Unit equal to $5.00 (the exercise price in effect being herein called the “Warrant Price”), 101,280 units (each, a “Unit” and collectively, “Units”), each Unit consisting of (a) two shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and (b) a warrant, in the form attached as Exhibit A hereto, to purchase one share of Common Stock (the “Additional Warrant”). The number of Units purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of the Warrantholder’s counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Units then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares and the Additional Warrant so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designees, as the record owner of such shares and warrant, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, as well as the Additional Warrant exercisable for such number of shares of Common Stock specified in the Exercise Agreement, shall be delivered to the Warrantholder within reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and, together with the Additional Warrant, shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates and Additional Warrant, deliver to the Warrantholder a new Warrant representing the number of Units with respect to which the Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

Section 4. Compliance with the Securities Act of 1933. Warrantholder hereby represents and warrants that Warrantholder is acquiring this Warrant, and will be acquiring the Units, the Warrant Shares and the Additional Warrant (this Warrant, the Units, the Warrant Shares and the Additional Warrant are collectively referred to as the “Securities”), as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Warrantholder’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Warrantholder to hold Securities for any period of time or limit Warrantholder’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws. Warrantholder is and will be acquiring the Securities hereunder in the ordinary course of its business. Warrantholder does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities. At the time Warrantholder was offered the this Warrant, it was, and at the date hereof it is, and currently anticipates that on each date on which it exercises this Warrant and/or the Additional Warrant it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Warrantholder has not been formed solely for the purpose of acquiring the Securities. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Units issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares or any Additional Warrant in a name other than that of the Warrantholder in respect of which such shares or Additional Warrant are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant or Additional

Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Units, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock. The Company hereby covenants that there will be reserved, and the Company shall at all applicable times thereafter keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares and the Additional Warrant issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares and the Additional Warrant, duly authorized, validly issued, fully paid and non-assessable. The Company shall take such reasonable action as may be necessary to assure that such Units may be issued as provided herein without violation of any applicable law or regulation or of any requirement of the trading market upon which the Common Stock may be listed.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, unless waived in a particular case by the Warrantholder, the Warrant Price and number of Units subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is continuing the corporation), then the number of Units purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of Units which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of the Warrant Price. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If the Company shall, at any time or from time to time while this Warrant is outstanding, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then, from and after the consummation of such transaction or event, the Warrantholder shall have the right thereafter to receive, instead of the Warrant Shares and the Additional Warrant, at the sole option of the Warrantholder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Warrantholder of the number of shares of Common Stock for which this Warrant and the Additional Warrant is exercisable immediately prior to such event. The foregoing provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of (A) capital stock, options or convertible securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of the Common Stock issued upon the conversion or exercise of options or convertible securities issued prior to the date hereof, (C) securities issued pursuant to the Purchase Agreement and the securities issued upon the exercise or conversion of those securities, and (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant).

Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price or number of Units subject to this Warrant, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Units resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Catcher Holdings, Inc.

39526 Charlestown Pike

Hamilton, VA 20158

Attn: Charles Sander

Fax: (540) 882-4991

With a copy to:

Morrison & Foerster LLP

12531 High Bluff Drive, Suite 100

San Diego, CA 92130

Attn: Jeremy D. Glaser

Fax: (858) 720-5125

Section 13. Registration Rights. The Common Stock issuable upon exercise of this Warrant and the Common Stock issuable upon exercise of the Additional Warrant (collectively the “Registrable Securities”) shall have following registration rights:. If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give the Warrantholder written notice of such registration. Upon the written request of the Warrantholder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the Company’s right to reduce the number of Registrable Securities to be included in such registration as described below, use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that the Warrantholder has requested to be registered. Notwithstanding the foregoing, (i) the Company shall have the right to reduce the number of Registrable Securities included in any such registration statement such that all securities with registration rights under that certain Amended and Restated Registration Rights Agreement dated as of February 2, 2006 and that certain Registration Rights Agreement dated as of March 15, 2006 (the “March 2006 Registration Rights Agreement”) , each as amended from time to time, between the Company and the Investors signatories thereto shall be included in any such registration statement prior to any of the Registrable Securities being included in such registration statement and (ii) the Company shall have the right to reduce the number of Registrable Securities included in any such registration statement on a pari passu basis with the registration rights granted to any future securities holders of the Company. In the event that all of the Registrable Securities are not included on an effective registration statement on or prior to the date the Company files a registration statement (the “Warrant Shares Registration Statement”) with respect to the Registrable Warrant Shares (as defined in the March 2006 Registration Rights Agreement), then the Company shall include all of the remaining unregistered Registrable Securities on the Warrant Shares Registration Statement; provided that all of the Registrable Warrant Shares have first been so included in such Warrant Shares Registration Statement in accordance with the March 2006 Registration Rights Agreement. Notwithstanding the foregoing, the Warrantholder acknowledges and agrees that none of the Registrable Securities will be included on the initial registration statement to be filed by the Company registering the Shares (as defined in the March 2006 Registration Rights Agreement). Any subsequent Warrantholder shall be entitled to the registration rights set forth herein.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law; Consent to Jurisdiction; Waiver of Jury by Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in the County of New Castle for the purpose of any suit, action or proceeding contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 16. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17. Amendment; Waiver. This Warrant may not be amended or modified without the written consent of each of the Company and the Warrantholder.

Section 18. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the [__] day of March, 2006.

CATCHER HOLDINGS, INC.

By:
Name:	Charles Sander
Title:	President and Chief Executive Officer

APPENDIX A

CATCHER HOLDINGS, INC.

WARRANT EXERCISE FORM

To: Catcher Holdings, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                              Units, consisting of                      shares of Common Stock (“Warrant Shares”) and a warrant to purchase an additional                              shares of Common Stock (the “Additional Warrant”), provided for therein, and requests that certificates for the Warrant Shares and the Additional Warrant be issued as follows:

_________________________

Name

_________________________

_________________________

Address

_________________________

Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or electronically (provide DWAC Instructions:                                         ), or (other (specify):                                         ), and, if the number of Units shall not be all the Units purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Units purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:                                         ,

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Warrant Signature:

Name (please print):

Address

Federal Identification or Social Security No.

EXHIBIT A

FORM OF EGE SERIES D WARRANT

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON MARCH 15, 2011 (the “EXPIRATION DATE”).

CATCHER HOLDINGS, INC.

WARRANT TO PURCHASE [            ] SHARES OF

COMMON STOCK, PAR VALUE $0.001 PER SHARE,

For VALUE RECEIVED, Emerging Growth Equities, Ltd., a Pennsylvania limited partnership (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Catcher Holdings, Inc., a Delaware corporation (the “Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per Share equal to $3.50 (the exercise price in effect being herein called the “Warrant Price”), [            ] shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of the Warrantholder’s counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designees, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement shall be delivered to the Warrantholder within reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which the Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

Section 4. Compliance with the Securities Act of 1933. Warrantholder hereby represents and warrants that Warrantholder is acquiring this Warrant, and will be acquiring the Warrant Shares (this Warrant and the Warrant Shares are collectively referred to as the “Securities”), as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Warrantholder’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Warrantholder to hold Securities for any period of time or limit Warrantholder’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws. Warrantholder is and will be acquiring the Securities hereunder in the ordinary course of its business. Warrantholder does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities. At the time Warrantholder was offered this Warrant, it was, and at the date hereof it is, and currently anticipates that on each date on which it exercises this Warrant it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Warrantholder has not been formed solely for the purpose of acquiring the Securities. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.

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The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock. The Company hereby covenants that there will be reserved, and the Company shall at all applicable times thereafter keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable. The Company shall take such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation or of any requirement of the trading market upon which the Common Stock may be listed.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, unless waived in a particular case by the Warrantholder, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is continuing the corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of the Warrant Price. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If the Company shall, at any time or from time to time while this Warrant is outstanding, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in lieu of

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common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then, from and after the consummation of such transaction or event, the Warrantholder shall have the right thereafter to receive, instead of the Warrant Shares, at the sole option of the Warrantholder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Warrantholder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. The foregoing provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of (A) capital stock, options or convertible securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of the Common Stock issued upon the conversion or exercise of options or convertible securities issued prior to the date hereof, (C) securities issued pursuant to the Purchase Agreement and the securities issued upon the exercise or conversion of those securities, and (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant).

Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price or number of Warrant Shares subject to this Warrant, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt

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of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Catcher Holdings, Inc.
39526 Charlestown Pike
Hamilton, VA 20158
Attn: Charles Sander
Fax: (540) 882-4991

With a copy to:

Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, CA 92130
Attn: Jeremy D. Glaser
Fax: (858) 720-5125

Section 13. Registration Rights. The Common Stock issuable upon exercise of this Warrant (the “Registrable Securities”) shall have following registration rights: If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give the Warrantholder written notice of such registration. Upon the written request of the Warrantholder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the Company’s right to reduce the number of Registrable Securities to be included in such registration as described below, use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that the Warrantholder has requested to be registered. Notwithstanding the foregoing, (i) the Company shall have the right to reduce the number of Registrable Securities included in any such registration statement such that all securities with registration rights under that certain Amended and Restated Registration Rights Agreement dated as of February 2, 2006 and that certain Registration Rights Agreement dated as of March 15, 2006 (the “March 2006 Registration Rights Agreement”), each as amended from time to time, between the Company and the Investors signatories thereto shall be included in any such registration statement prior to any of the Registrable Securities being included in such registration statement and (ii) the Company shall have the right to reduce the number of

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Registrable Securities included in any such registration statement on a pari passu basis with the registration rights granted to any future securities holders of the Company. In the event that all of the Registrable Securities are not included on an effective registration statement on or prior to the date the Company files a registration statement (the “Warrant Shares Registration Statement”) with respect to the Registrable Warrant Shares (as defined in the March 2006 Registration Rights Agreement), then the Company shall include all of the remaining unregistered Registrable Securities on the Warrant Shares Registration Statement; provided that all of the Registrable Warrant Shares have first been so included in such Warrant Shares Registration Statement in accordance with the March 2006 Registration Rights Agreement. Notwithstanding the foregoing, the Warrantholder acknowledges and agrees that none of the Registrable Securities will be included on the initial registration statement to be filed by the Company registering the Shares (as defined in the March 2006 Registration Rights Agreement). Any subsequent Warrantholder shall be entitled to the registration rights set forth herein.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law; Consent to Jurisdiction; Waiver of Jury by Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in the County of New Castle for the purpose of any suit, action or proceeding contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 16. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17. Amendment; Waiver. This Warrant may not be amended or modified without the written consent of each of the Company and the Warrantholder.

Section 18. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the [    ] day of [                    ], 20[    ].

CATCHER HOLDINGS, INC.

By:
Name:	Charles Sander
Title:	President and Chief Executive Officer

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APPENDIX A

CATCHER HOLDINGS, INC.

WARRANT EXERCISE FORM

To: Catcher Holdings, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                  shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________

Name

_______________________________

_______________________________

Address

_______________________________

Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or electronically (provide DWAC Instructions:                                         ), or (other (specify):                                         ), and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:                                         ,

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Warrant Signature:

Name (please print):

Address

Federal Identification or Social Security No.

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